UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number: 811-3493

American Federation of Labor –
Congress of Industrial Organizations
Housing Investment Trust
(Exact name of registrant as specified in charter)

2401 Pennsylvania Avenue, N.W., Suite 200
Washington, D.C. 20037
(Address of principal executive offices) (Zip code)

Kenneth G. Lore, Esq.
Bingham McCutchen LLP
2020 K Street, N.W., Washington, DC 20006
(Name and address of agent for service)

(202) 331-8055
(Registrant’s telephone number, including area code)

Date of fiscal year end: December 31
Date of reporting period: January 1, 2008 - December 31, 2008

Item 1.	Reports to Stockholders.

A copy of the 2008 Annual Report (the “Report”) of the AFL-CIO Housing Investment Trust (the “Trust”) transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the “Act”), is included herewith.

affordable housing union jobs competitive returns

2001
6TH ANNUAL

AFL-CIO HOUSING INVESTMENT TRUST

Annual Report 2008

The AFL-CIO Housing Investment Trust (“HIT” or the “Trust”) invests in high credit quality mortgage securities. It has never invested in securities backed by subprime mortgages, and it has never made use of leverage through borrowings. The investment objective of the HIT is to provide current income while preserving capital over time and obtaining returns competitive with industry benchmarks. The HIT also seeks through its investments to increase the supply of housing affordable to working families, to generate union jobs and strengthen the communities where union members live and work. It is one of the earliest and most successful practitioners of socially responsible, economically targeted investing, with a track record that demonstrates the value derived from union-friendly investments.

Message from the

Chairman

Richard Ravitch
Chairman AFL-CIO Housing Investment Trust

“The Trust’s success
in 2008 further
validates its core
philosophy of
prudent, socially
responsible investing
–an approach that
has enabled the
Trust to maintain steady
performance through
changing market
conditions.”

I am pleased to report that the AFL-CIO Housing Investment Trust outperformed its benchmark and many other fund managers in 2008, and it is well-positioned to take advantage of anticipated investment opportunities in the year ahead. Guided by its strategy of responsible investing, the Trust avoided the excessive risk-taking that led to the dramatic market failures of 2008. Investors can be assured that the Trust continues to invest only in high credit quality securities. It has never held securities backed by subprime mortgages, and it does not use leverage through borrowing or derivatives.

This value-focused investment strategy provided investors with positive returns in a challenging year, when the major stock market indexes reported substantial losses. The Trust captured excess returns over its benchmark by investing in government- and agency-insured mortgage securities, particularly those backed by multifamily loans. Its specialization in high credit quality securities enabled the Trust to offer investors consistent performance and minimize the risk of principal loss while generating consistent income.

The Trust’s success in 2008 further validates its core philosophy of prudent, socially responsible investing – an approach that has enabled the Trust to maintain steady performance through changing market conditions. The Trust is one of a select group of fixed-income funds that has consistently achieved competitive returns. But it stands alone in achieving those competitive fixed-income returns while also generating union jobs and affordable housing through its investments.

We greatly value each of our investors and constantly strive to maintain the high standards of performance you expect of the Trust. As we move forward, the philosophy of responsible investing will continue to guide the Trust as it seeks to meet investors’ expectations for competitive returns.

Richard Ravitch

ANNUAL REPORT 2008	1

Message from the

AFL-CIO President

John J. Sweeney
President, AFL-CIO

“Increasing the
Trust’s job–creating
investments
will be even more
critical in the period
ahead as working
families and their
communities
struggle with the
worst recession in
generations.”

The AFL-CIO Housing Investment Trust continued to help working men and women to build and preserve their pension capital in 2008 through its responsible, labor-friendly approach to investment. During a period when many pension investors suffered dramatic losses, the Trust produced another year of positive returns and solid performance for its participants through its investments in union-built housing. The Trust’s achievements, despite the severe economic decline, are a source of pride for the union movement.

The Trust’s record brings into focus how important socially responsible investing is to working people. In the course of more than 40 years, the Trust has invested some $5.3 billion of union capital to develop housing and preserve its affordability for working families. Investments by the Trust have created nearly 60,000 union construction jobs and 86,600 units of housing. On a yearly basis, those investments represent 1,900 union jobs and 3,100 units of housing a year, on average, over each of the last 20 years. Beyond these direct benefits, the Trust’s investments have a beneficial “multiplier” effect that generates additional economic activity and jobs in communities around the country where union members live and work.

That record would not have been possible without the ongoing support of the many unions whose Taft-Hartley and public employee pension plans invest in the Trust. Continuing support from union members and their pension plans has enabled the Trust to maintain its job-generating, community-building investments at a time when they are acutely needed. Increasing the Trust’s job-creating investments will be even more critical in the period ahead as working families and their communities struggle with the worst recession in generations. More construction jobs were lost in 2008 than in any year since World War II, and working families face skyrocketing housing costs, especially in our large cities. The Trust has an important opportunity to help address these urgent needs while meeting its primary objective of competitive returns. That is what the union movement considers to be truly responsible investing.

John J. Sweeney

2	AFL-CIO HOUSING INVESTMENT TRUST

It’s Time To Come Home to the HIT

Steve Coyle
Chief Executive Officer AFL-CIO Housing Investment Trust

$5 Million Invested for 10 Years (Period Ending December 31, 2008)

	%Change	Value

HIT	+76%	$8,799,501

U.S. Standard &	-27%	$3,674,048
Poor’s 500 Index

U.S. New York	-9%	$4,569,138
Stock Exchange

U.S. Dow Jones	-4%	$4,779,424
Industrial Average

United Kingdom	-18%	$4,100,344
FTSE

Japan Nikkei 225	-36%	$3,200,206

China Dow Jones	+35%	$6,749,175

Source: Haver Analytics and the HIT

Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com.

The benefits of investing in the AFL-CIO Housing Investment Trust have never been more evident. The consistent, positive returns of the Trust in 2008, as reported on page 4, have helped union members’ pension plans to offset unprecedented losses in other investments. Not only that, but the good jobs and affordable housing generated by the Trust’s investments through the years have provided some relief from the severe economic downturn affecting communities across the country. For unions and pension plans that feel the pain of investment losses, rising unemployment and out-of-reach housing costs, it is time to come home to the Housing Investment Trust.

Pension plans have reduced their fixed-income allocations in the past 10 years to pursue alternative investments, such as private equity, hedge funds and overseas investments. But many of these high-risk investments have lost billions of dollars for defined benefit plans. Meanwhile, the HIT has maintained steady, positive returns. Pension plans that invested $5 million in the HIT 10 years ago saw their investments grow to $8.8 million by the end of 2008. But an equal investment in domestic or overseas stocks is most likely to be worth less than its original value.

The HIT can play a unique role in these difficult economic times. Pension capital invested in the HIT can help working families, their communities and their pension plans to weather this serious economic crisis. Union jobs and housing are benefits that cannot be gained from hedge funds or overseas investing. If you believe it is time to bring labor’s capital home to create affordable housing and good union jobs, then it is time to renew your support of the HIT. Now is the time to invest.

Steve Coyle

ANNUAL REPORT 2008	3

Average Annual Total Return
December 31, 2008

Comparison of $50,000 Investment in the Trust and Barclays Aggregate

Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at
www.aflcio-hit.com.

Gross performance figures do not reflect the deduction of Trust expenses. Information about these expenses can be found on page 9 of this report and page 6 of the Trust’s current prospectus. The Barclays Aggregate Bond Index is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Discussion of Fund Performance

OVERVIEW

“The Trust’s prudent and disciplined investment strategy generated superior returns versus the benchmark and outperformed many fixed-income managers in the challenging market environment of 2008.”

The AFL-CIO Housing Investment Trust earned positive net returns and outperformed its benchmark in 2008 despite unprecedented market turmoil. As of December 31, 2008, the HIT outperformed the Barclays Capital Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) for the 1-, 3-, 5- and 10-year periods with net returns of 5.25%, 5.53%, 4.68% and 5.82%, respectively. The benchmark’s returns were 5.24%, 5.51%, 4.65% and 5.63% for the same periods. The Trust’s prudent and disciplined investment strategy generated superior returns versus the benchmark and outperformed many fixed-income managers in a market environment that continued to be challenged by liquidity and credit crises.

PORTFOLIO PERFORMANCE

Higher credit quality assets, such as those in the HIT portfolio, outperformed lower credit quality investment grade bonds in 2008 – a year that will go down in history as one of the worst for the capital markets. Stocks, corporate bonds, commodities and other sectors suffered massive losses, while U.S. Treasuries performed well as investors sought safety and liquidity. Helping the HIT to outperform its benchmark was the fact that the HIT held a greater proportion of higher credit quality assets than the benchmark. Nearly 98% of the HIT’s investments consisted of securities that were issued, insured or guaranteed by a U.S. government agency or a government-sponsored enterprise or AAA-rated, compared to just 81% in the benchmark. Also benefiting the Trust’s performance was the fact that it does not invest in corporate bonds. This sector, which made up nearly 20% of the benchmark at the beginning of the year, had one of its worst years on record.

The HIT’s performance in 2008 also benefited from its disciplined management of the portfolio’s interest rate risk to keep it neutral to the benchmark. Aggressive interest rate cuts by the Federal Reserve (with the target rate reaching zero to 0.25% in December) were accompanied by a number of unprecedented actions designed to help normalize conditions in the credit

4	AFL - CIO HOUSING INVESTMENT TRUST

markets. In particular, in late 2008 the Federal Reserve announced a $600 billion program to reduce mortgage costs by directly purchasing agency mortgage-backed securities (MBS) and agency debt. Mortgage rates fell in anticipation of the purchases, expected prepayments rose and economic fundamentals continued to weaken, which caused investors’ portfolio durations to contract across the market. This heightened the demand for longer-term securities, causing interest rates to reach all-time lows.

Consistent with the investment guidelines that have been in place since its inception, the HIT continued to reject the excessive risk-taking and irresponsible investing that had gained popularity in recent years but have now put the U.S. economy at risk. The HIT’s focus on high credit quality investments once again delivered competitive performance while minimizing the risk of loss of principal and generating consistent income. The HIT does not employ leverage through borrowing and therefore does not have margin call risk or refinancing risk for debt. Further, the HIT has never used derivatives and has never invested in securities backed by subprime mortgages.

“The HIT’s focus on high credit quality investments once again delivered competitive performance while minimizing the risk of loss of principal and generating consistent income.”

THE ECONOMIC LANDSCAPE

During 2008, the U.S. economy was in a recession that had started in December 2007. The recession was characterized by rising unemployment and a sharp decline in consumer spending. In addition, mortgage foreclosures continued to rise, placing downward pressure on home values and devastating entire communities. Businesses also faced increasing challenges, with rising bankruptcies as the economy contracted during the year. As the credit crisis deepened and liquidity remained thin, defaults and delinquencies in both corporate and commercial debt rose. At year-end, government programs had not been able to stabilize the financial system, and the economy had yet to show signs of recovery.

The U.S. financial industry changed dramatically during the year as a result of losses related to leveraged investments, particularly in securities derived from subprime loans. Because of bank failures and mergers, the number of banking institutions shrank, and many are expected to continue to post losses related to the subprime crisis and the subsequent contraction of the economy. Fannie Mae and Freddie Mac, which held or guaranteed nearly half of the $12 trillion U.S. mortgage market, were placed under federal conservatorship when the government determined that they were at risk for insolvency without additional capital. The U.S. Treasury and Federal Reserve injected capital into the banking system, but credit remained tight at the end of the year, as banks continued to be reluctant to lend to consumers and businesses.

Federal Funds Target Rate

Source: Federal Reserve

U.S. Treasury Yield Curve Shift

Source: Bloomberg L.P.

ANNUAL REPORT 2008	5

Change in Nonfarm Payroll

Source: U.S. Department of Labor

GNMAs Backed by FHA Construction/Permanent Project Loans versus Treasuries

Source: Broker/Dealer Quotes, Bloomberg L.P.

PORTFOLIO STRATEGY FOR THE PERIOD AHEAD

The U.S. economy is expected to remain weak for the foreseeable future. Job losses continued to accelerate at year-end, and the problems of the financial sector have caused economies to contract significantly around the world. The U.S. government, along with many others, is expected to continue its efforts to spur growth through fiscal and monetary actions.

In this difficult economic environment, however, the HIT expects to have opportunities to make investments in high credit quality securities that will provide competitive returns while creating affordable housing and good union jobs. The Federal Housing Administration (FHA) is expected to take on an increased role in the multifamily mortgage market in the coming year, and the HIT, with its long experience in FHA transactions, will seek to capture FHA transactions that meet its investment and labor requirements. The FHA can insure loans for both construction and permanent financing, which is helpful to developers, and the loans are backed by the full faith and credit of the federal government, which makes them an excellent investment for the HIT.

As always, the HIT will continue to select its investments prudently, consistent with its commitment to achieve competitive returns for its investors. The HIT’s strategy of investing in government and agency multifamily MBS provides

Portfolio Distribution

Based on value of total investments, including unfunded commitments, as of December 31, 2008.

6	AFL-CIO HOUSING INVESTMENT TRUST

principal protection and stable cash flows for HIT investors. Prepayment protections help safeguard HIT’s investments in volatile markets. These multifamily investments have allowed the HIT to generate superior risk-adjusted returns over the long term.

The shortage of liquidity and capital to fund multifamily projects over the last year has caused these investments to become much more attractive (with higher yields relative to Treasuries) than they have been historically. In this environment, the HIT will aggressively seek capital to fund the expected increase in its FHA multifamily production. It will continue to execute its long-term portfolio strategy of achieving fundamentals of higher yield, superior credit quality, and neutral interest rate risk versus the Barclays Capital Aggregate Bond Index.

“Multifamily investments have allowed the HIT to generate superior risk-adjusted returns... while increasing the supply of affordable housing and generating good union jobs.”

CREATING JOBS AND HOUSING

During 2008, 27 Trust-financed housing projects with total development costs of over $780 million were committed for financing or under construction. Located in urban areas that include Boston, Chicago, Minneapolis and New York City, the projects involved the construction, rehabilitation or preservation of some 4,300 units of housing for working families and retirees at all income levels. These investments are generating over 4,800 family-supporting jobs for union members in the building and construction trades.

The Trust made new investment commitments totaling $62.5 million in 2008 for projects that will build or preserve 1,262 units of housing. Nearly 90% of these units will be affordable to low- or moderate-income households, including working families and seniors. With total development costs of $71.0 million, these new projects are expected to generate more than 240 jobs for union construction workers.

Many of the projects financed in 2008 were part of Trust investment initiatives that target communities with critical housing needs. For example, three new commitments were made under the Trust’s New York City Community Investment Initiative: a $7.8 million investment to preserve affordability at the 983-unit Big Six Towers cooperative housing complex in Queens; $5.6 million to preserve affordability for seniors residing at the 75-unit General Chauncey M. Hooper Tower in Manhattan; and $5.5 million to help the Workmen’s Circle Multi-Care Center in the Bronx complete renovation of 41 senior care units. The staff at Big Six Towers is represented by the Service Employees International Union (SEIU) Local 32 BJ, and SEIU 1199 represents staff at Workmen’s Circle.

Franklin Hill
Boston, Massachusetts

Under its Massachusetts Housing Initiative, the Trust provided financing for 24 affordable rental units as part of the $12.5 million phased redevelopment of this housing complex in Boston’s Dorchester community.

Inver Glen Senior Housing
Inver Grove Heights, Minnesota

A $15.1 million HIT commitment will help provide employment for approximately 110 union building trades workers in the Minneapolis-Saint Paul area with construction of this $17.5 million, 103-unit senior housing facility.

ANNUAL REPORT 2008	7

Solhem Apartments
Minneapolis, Minnesota

The $13 million Solhem Apartments in Minneapolis are being built with a $10.7 million investment from the Trust. Work on the 60-unit building is generating more than 80 jobs for members of the local building and construction trades.

Paul Stewart Apartments
Chicago, Illinois

Rehabilitation work at the 420-unit Paul Stewart Apartments in Chicago is providing employment to more than 380 union construction workers. The Trust provided $2.5 million for the $59 million project as part of its Chicago Community Investment Program.

As FHA-insured lending re-emerges as a primary source of funding for multifamily projects in the period ahead, the HIT expects to make use of its special expertise in these transactions. Many private sector mortgage lenders have been sidelined by the tight credit market, and this has caused developers to look to the FHA’s stable programs to meet the demand for new apartment units. The HIT is an active participant in the multifamily market with over 40 years of experience in sourcing and investing in FHA multifamily mortgage investments. The anticipated increase in FHA lending provides an opportunity for the Trust to work with its housing development networks across the country to customize transactions using FHA programs.

The construction activity generated by these high credit quality investments enables the HIT to achieve its collateral objectives of increasing the supply of affordable housing and generating good union jobs – objectives that are of particular importance to union members and their communities in the current economy.

Big Six Towers
Queens, New York

Contractors employing members of Bricklayers and Allied Craftworkers Locals 1 and 522 performed façade restoration work at Big Six Towers in Queens, New York. The Trust provided $7.8 million to preserve affordability at the 983-unit complex.

8	AFL-CIO HOUSING INVESTMENT TRUST

Other Important Information

EXPENSE EXAMPLE

Participants in the Trust incur ongoing expenses related to the management and distribution activities of the Trust, as well as certain other expenses. This example is intended to help participants understand the ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period July 1, 2008, and held for the entire period ended December 31, 2008.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the participant’s account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the Trust and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the Trust charges no transactional costs, such as sales charges (loads) or redemption fees.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

In addition to disclosure in the Annual and Semi-Annual Reports to Participants, the Trust also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are made available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information relating to the hours and operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330). Participants may also obtain copies of the Trust’s Forms N-Q, without charge, upon request, by calling the Trust collect at 202-331-8055.

PROXY VOTING RECORD

The Trust invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. During the twelve-month period ended June 30, 2008, the Trust held no voting securities in its portfolio. The Trust’s proxy voting report on Form N-PX for the twelve-month period ended June 30, 2008, is available on the SEC’s website at http://www.sec.gov. Participants may also obtain a copy of the Trust’s report on Form N-PX, without charge, upon request, by calling the Trust collect at 202-331-8055.

EXPENSE EXAMPLE	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Six-Month Period Ended December 31, 2008 *

Actual expenses	$1,000	$1,042.90	$2.11

Hypothetical expenses (5% annual return before expenses)	$1,000	$1,023.08	$2.09

*Expenses are equal to the Trust’s annualized expense ratio of 0.41%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

ANNUAL REPORT 2008	9

2008 Participants Meeting

The 2008 Annual Meeting of Participants was held in Washington, D.C., on Thursday, July 24, 2008. The following matters were put to a vote of Participants at the meeting through the solicitation of proxies:

Richard Ravitch was reelected to chair the Board of Trustees by: votes for 2,635,085.075; votes against 0; votes abstaining 1,769.963; votes not cast 733,212.954.

The table below details votes pertaining to Trustees who were reelected at the Annual Meeting.

The following Trustees were not up for reelection and their terms of office continued after the Annual Meeting: Mark Ayers, John J. Flynn, John J. Sweeney, Frank Hurt, Lindell K. Lee, Stephen Frank, Marlyn J. Spear, and Tony Stanley.

Ernst & Young LLP was ratified as the HIT’s Independent Registered Public Accounting Firm by: votes for 2,635,784.804; votes against 76.697; votes abstaining 993.537; votes not cast 733,212.954.

PARTICIPANTS MEETING

Trustee	Votes For	Votes Against	Votes Abstaining

Arlene Holt Baker	2,635,861.501	0.000	993.537
Richard L. Trumka	2,538,893.288	96,968.213	993.537
James A. Williams	2,545,467.216	90,394.285	993.537
George Latimer	2,635,861.501	0.000	993.537
Jack Quinn	2,635,861.501	0.000	993.537

Votes not cast: 733,212.954

10	AFL - CIO HOUSING INVESTMENT TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Participants of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust:

We have audited the accompanying statement of assets and liabilities of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the Trust), including the schedule of portfolio investments, as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 12, 2009

12	AFL-CIO HOUSING INVESTMENT TRUST

Statements of Assets and Liabilities

December 31, 2008 (Dollars in thousands)

Assets

Investments, at value (cost $3,449,717)	$3,491,675
Cash and cash equivalents	95,671
Accrued interest receivable	16,683
Receivables for investments sold	27
Accounts receivable	939
Property and equipment (net of $1,164 of accumulated depreciation)	1,405
Prepaid expenses and other assets	376

Total Assets	3,606,776

Liabilities

Payables for investments purchased	60,204
Redemptions payable	73,501
Income distribution payable, net of dividends reinvested of $12,695	1,722
Refundable deposits	740
Accrued expenses	3,006

Total Liabilities	139,173

Net Assets Applicable to Participants’ Equity —

Certificates of Participation — Authorized Unlimited;
Outstanding 3,156,720 Units	$3,467,603

Net Asset Value Per Unit of Participation (in dollars)	$1,098.48

Participants’ Equity

Participants’ equity consisted of the following:
Amount invested and reinvested by current participants	$3,436,774
Net unrealized appreciation of investments	41,958
Distribution in excess of net investment income	(2,965)
Accumulated net realized losses	(8,164)

Total Participants’ Equity	$3,467,603

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2008	13

Schedule of Portfolio Investments December 31, 2008 (Dollars in thousands)

FHA Permanent Securities (4.2% of net assets)

	Interest Rate	Maturity Date	Commitment Amount		Face Amount	Amortized Cost	Value

Single Family	7.75%	Jul-2021-Aug-2021	$		$27	$27	$27

Multifamily[1]	5.25%	Mar-2024			4,743	4,757	4,599
	5.35%	Mar-2047			7,944	7,955	7,548
	5.55%	May-2042			8,820	8,822	8,481
	5.60%	Jun-2038			2,807	2,809	2,804
	5.62%	Jun-2014			560	558	557
	5.65%	Oct-2038			2,159	2,221	2,127
	5.87%	Jun-2044			1,937	1,936	1,891
	5.89%	Apr-2038			5,268	5,285	5,173
	6.02%	Jun-2035			6,536	6,530	6,564
	6.40%	Aug-2046			4,059	4,060	4,127
	6.65%	Apr-2040			924	928	953
	6.66%	May-2040			5,652	5,646	5,722
	6.70%	Dec-2042			5,925	5,918	6,085
	6.75%	Feb-2039-Jul-2040			5,441	5,399	5,587
	6.88%	Apr-2031			27,710	27,392	28,396
	7.00%	Jun-2039			5,935	5,966	5,971
	7.05%	Jul-2043			5,260	5,260	5,470
	7.13%	Mar-2040			7,762	7,727	8,140
	7.20%	Dec-2033-Oct-2039			9,839	9,825	10,304
	7.50%	Sep-2032			1,580	1,575	1,696
	7.70%	Oct-2039			11,927	11,853	11,964
	7.75%	Oct-2038			1,374	1,365	1,378
	7.93%	Apr-2042			2,862	2,862	3,119
	8.15%	Mar-2037			1,171	1,280	1,193
	8.27%	Jun-2042			2,506	2,506	2,685
	8.40%	Apr-2012			232	232	233
	8.75%	Aug-2036			3,639	3,632	3,656

					144,572	144,299	146,423

Forward Commitments[1]	6.65%	Jun-2049		1,120	—	—	17

Total FHA Permanent Securities				$1,120	$144,599	$144,326	$146,467

14	AFL-CIO HOUSING INVESTMENT TRUST

Ginnie Mae Securities (30.8% of net assets)

	Interest Rate	Maturity Date		Face Amount	Amortized Cost	Value

Single Family	5.50%	Jan-2033-Oct-2038		$7,672	$7,745	$7,946
	6.00%	Jan-2032-Aug-2037		24,216	24,171	25,065
	6.50%	Jul-2028-Dec-2028		278	278	293
	7.00%	Nov-2016-Jan-2030		5,468	5,557	5,745
	7.50%	Apr-2013-Aug-2030		4,716	4,797	4,925
	8.00%	Nov-2009-Nov-2030		1,915	1,969	2,078
	8.50%	Nov-2009-Aug-2027		1,790	1,826	1,964
	9.00%	May-2016-Jun-2025		506	518	563
	9.50%	Sep-2021-Sep-2030		197	200	222
	10.00%	Jun-2019		1	1	1
	13.00%	Jul-2014		1	1	1
	13.25%	Dec-2014		1	1	1

				46,761	47,064	48,804

Multifamily[1]	2.91%	Jun-2018-Aug-2020		6,764	6,705	6,714
	3.41%	Jan-2032		801	768	792
	3.61%	May-2018		4,636	4,572	4,629
	3.62%	May-2017		4,425	4,318	4,419
	3.65%	Sep-2017-Oct-2027		11,819	11,607	11,742
	3.96%	May-2032		505	480	501
	4.25%	Feb-2031-Feb-2039		6,911	6,628	6,834
	4.26%	Jul-2029		3,000	2,992	3,007
	4.40%	Jan-2024		12,839	12,848	12,853
	4.43%	Apr-2034-Jun-2034		109,470	107,375	107,706
	4.49%	Apr-2023		8,531	8,531	8,614
	4.59%	May-2033		8,950	8,945	8,955
	4.66%	Dec-2030		8,617	8,677	8,676
	4.70%	Dec-2024-Jan-2047		19,270	19,009	19,168
	4.71%	May-2025		33,294	33,264	33,714
	4.74%	Feb-2045	[2]	6,104	5,920	5,877
	4.78%	Apr-2034		26,429	27,484	26,905
	4.83%	May-2046	[2]	5,525	5,525	3,763
	4.88%	Mar-2036		17,000	16,763	17,230
	4.92%	Feb-2034-May-2034		64,875	64,538	65,930
	4.94%	Jun-2046	[2]	3,925	3,929	3,142
	5.00%	Dec-2033		5,140	5,187	5,152
	5.05%	Nov-2028		23,927	23,978	24,032
	5.08%	Jan-2030		21,816	21,417	22,231
	5.12%	Feb-2037		10,000	10,167	10,166
	5.13%	Jul-2024		3,885	3,873	3,901
	5.15%	Jun-2023		33,216	33,700	32,961
	5.18%	May-2042		2,214	2,239	2,186
	5.19%	May-2045		8,865	8,635	9,150
	5.20%	Jan-2047		25,918	26,164	25,990
	5.21%	Jan-2045		5,627	5,627	5,535

continued

ANNUAL REPORT 2008	15

Schedule of Portfolio Investments December 31, 2008 (Dollars in thousands)

Ginnie Mae Securities (30.8% of net assets) continued

	Interest Rate	Maturity Date		Face Amount	Amortized Cost	Value

	5.21%	Jan-2047	[2]	$15,974	$15,846	$15,759
	5.25%	Feb-2031		39,693	39,588	39,468
	5.26%	Aug-2032		15,000	14,939	15,503
	5.30%	Apr-2039		55,000	54,136	56,667
	5.32%	Aug-2030		35,000	34,851	35,987
	5.34%	Jul-2040		18,000	17,659	18,661
	5.34%	Mar-2046	[2]	11,118	11,137	10,979
	5.38%	Apr-2025		471	482	478
	5.45%	Mar-2042		2,297	2,375	2,307
	5.46%	Feb-2047		3,111	3,133	3,127
	5.50%	Sep-2023-Jul-2033		37,814	39,373	38,881
	5.55%	May-2026-Mar-2045		21,309	21,377	21,519
	5.58%	May-2031-Oct-2031		94,582	94,905	99,990
	5.68%	Jul-2027		15,152	15,124	15,469
	5.70%	Mar-2037		2,437	2,449	2,463
	5.75%	Dec-2026		3,742	3,790	3,837
	5.85%	Nov-2045		1,975	1,978	2,042
	5.88%	Oct-2038		5,568	5,763	5,701
	6.00%	Jan-2046		3,623	3,626	3,784
	6.22%	Sep-2038		14,434	14,446	15,098
	6.25%	Nov-2038		4,828	5,099	5,083
	6.26%	Apr-2027		10,000	10,665	10,531
	6.40%	Mar-2026		10,000	10,257	10,414
	6.42%	Aug-2023		1,969	1,969	1,989
	7.75%	Aug-2035		51,332	51,086	55,438

				978,727	977,918	993,650

TBA[3]	5.50%	Oct-2038		25,000	24,734	25,767

Total Ginnie Mae Securities				$1,050,488	$1,049,716	$1,068,221

16	AFL-CIO HOUSING INVESTMENT TRUST

Ginnie Mae Construction Securities (1.0% of net assets)

	Interest Rates[4]				Commitment Amount	Face Amount	Amortized Cost	Value
	Permanent	Construction	Maturity Date

Multifamily[1]	4.63%	4.63%	Sep-2037		$1,500	$1,500	$1,456	$1,004
	4.83%	4.83%	Jul-2047	[2]	7,850	7,850	7,752	5,915
	4.90%	4.90%	Mar-2044	[2]	1,000	1,000	990	701
	5.05%	5.05%	Apr-2049	[2]	2,950	2,950	2,957	2,068
	5.40%	5.40%	Feb-2049-Dec-2049	[2]	13,628	12,567	12,514	12,409
	5.55%	5.55%	May-2049		10,685	10,685	10,689	7,809
	5.80%	5.80%	Dec-2049	[2]	10,700	2,069	2,073	1,856
	6.15%	6.15%	Nov-2039		5,508	2,032	2,044	2,125

					53,821	40,653	40,475	33,887

Forward Commitments[1]	6.57%	6.57%	Mar-2050		15,213	—	33	208

Total Ginnie Mae Construction Securities					$69,034	$40,653	$40,508	$34,095

Fannie Mae Securities (40.4% of net assets)

	Interest Rate	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value

Single Family	3.99%	Jul-2033	$	$6,816	$6,855	$6,732
	4.19%	Aug-2033		7,467	7,448	7,361
	4.45%	Jul-2033		2,472	2,452	2,504
	4.50%	Jun-2018-Feb-2019		10,930	11,026	11,232
	4.53%	May-2033		1,562	1,572	1,536
	4.55%	Aug-2033-Sep-2035		3,532	3,516	3,517
	4.58%	Aug-2033		3,246	3,240	3,212
	4.69%	Aug-2034		560	563	556
	4.94%	Nov-2033		8,985	8,992	8,980
	5.00%	Jul-2018-Dec-2038		121,552	119,795	124,565
	5.50%	Jul-2017-Feb-2038		168,840	169,781	173,620
	6.00%	Apr-2016-Sep-2037		185,221	186,560	191,194
	6.50%	Nov-2016-May-2036		39,723	40,154	41,341
	7.00%	Nov-2013-May-2032		5,525	5,570	5,800
	7.50%	Nov-2016-Sep-2031		1,911	1,891	2,015
	8.00%	Jun-2012-May-2031		901	910	938
	8.50%	Nov-2009-Apr-2031		728	736	771
	9.00%	Jul-2009-May-2025		158	159	172

				570,129	571,220	586,046

Multifamily[1]	4.10%	Jun-2027		6,184	6,065	6,162
	4.22%	Jul-2018		4,294	4,064	4,184
	4.48%	Oct-2031		4,991	4,991	4,999
	4.66%	Jul-2021-Sep-2033		8,377	8,476	8,166
	4.67%	Aug-2033		9,600	9,581	9,771
	4.93%	Nov-2013		46,712	46,715	47,419
	4.99%	Apr-2021-Aug-2021		42,290	42,276	40,916
	5.15%	Oct-2022		4,378	4,403	4,371

continued

ANNUAL REPORT 2008	17

Schedule of Portfolio Investments December 31, 2008 (Dollars in thousands)

Fannie Mae Securities (40.4% of net assets) continued

Interest Rate	Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value

5.16%	Jan-2018	$	$5,605	$5,498	$5,685
5.29%	Apr-2017-May-2022		9,093	9,083	9,132
5.34%	Apr-2016		6,543	6,522	6,719
5.35%	Apr-2012-Jun-2018		3,673	3,687	3,756
5.36%	Mar-2036		5,000	5,014	5,207
5.43%	Nov-2018		1,366	1,362	1,368
5.44%	Mar-2016		3,861	3,905	3,983
5.45%	May-2033		3,168	3,203	3,150
5.46%	Feb-2017		50,503	51,209	52,092
5.52%	May-2016		22,443	22,140	23,205
5.53%	Apr-2017		66,681	66,616	68,987
5.55%	Apr-2018		31,000	30,991	31,994
5.59%	May-2017		7,374	7,384	7,657
5.60%	Feb-2018-Jan-2024		12,510	12,498	12,711
5.62%	Jun-2011		28,946	28,798	28,980
5.63%	Dec-2019		13,160	13,259	13,682
5.70%	Mar-2009-Jun-2016		6,821	6,922	6,892
5.80%	Jun-2018		72,819	72,457	76,344
5.86%	Dec-2016		354	356	371
5.91%	Mar-2037		2,153	2,222	2,198
5.92%	Dec-2016		347	350	363
5.96%	Jan-2029		470	478	484
6.03%	Jun-2017-Jun-2036		5,771	5,956	6,011
6.06%	Jul-2034		10,410	10,817	10,762
6.10%	Apr-2011		2,703	2,732	2,793
6.11%	Aug-2017		7,031	7,115	7,489
6.13%	Dec-2016		3,638	3,814	3,864
6.14%	Sep-2033		317	328	331
6.15%	Jan-2023-Oct-2032		7,641	7,730	7,948
6.16%	Aug-2013		9,846	10,295	9,914
6.19%	Jul-2013		5,000	5,252	5,260
6.22%	Aug-2032		1,857	1,915	1,946
6.23%	Sep-2034		1,517	1,605	1,585
6.27%	Jan-2012		2,078	2,079	2,179
6.28%	Nov-2028		3,328	3,576	3,492
6.35%	Jun-2020-Aug-2032		17,404	17,874	18,142
6.38%	Jul-2021		5,843	6,010	6,279
6.39%	Apr-2019		1,009	1,066	1,066
6.42%	Apr-2011		1,360	1,381	1,364
6.44%	Apr-2014-Dec-2018		45,978	46,323	49,470
6.52%	May-2029		5,808	6,411	6,200
6.63%	Jun-2014-Apr-2019		4,475	4,491	4,743
6.65%	Aug-2011		1,699	1,755	1,785

continued

18	AFL-CIO HOUSING INVESTMENT TRUST

Fannie Mae Securities (40.4% of net assets) continued

	Interest Rate	Maturity Date		Commitment Amount		Face Amount	Amortized Cost	Value

	6.79%	Aug-2009		$		$7,137	$7,092	$7,230
	6.80%	Jul-2016				777	777	837
	6.85%	Aug-2014				44,126	43,974	47,934
	6.88%	Feb-2028				4,847	5,351	5,131
	7.00%	Jun-2018				3,709	3,709	3,940
	7.01%	Apr-2031				3,442	3,469	3,716
	7.07%	Feb-2031				17,360	17,676	18,788
	7.18%	Aug-2016				484	484	528
	7.20%	Apr-2010-Aug-2029				8,925	8,694	9,497
	7.25%	Jul-2012				7,390	7,390	7,568
	7.26%	Dec-2018				12,143	13,097	13,148
	7.50%	Dec-2014				1,485	1,482	1,618
	7.75%	Dec-2012-Dec-2024				3,356	3,355	3,628
	8.00%	Nov-2019				2,010	2,001	2,020
	8.13%	Sep-2012-Aug-2020				7,755	7,721	7,811
	8.38%	Jan-2022				893	892	899
	8.40%	Jul-2023				495	487	548
	8.50%	Nov-2019				3,825	4,087	4,389
	8.63%	Sep-2028				6,620	6,620	7,367
	9.13%	Sep-2015				2,458	2,441	2,475

						764,666	769,849	792,643

Forward Commitments1 /TBA	4.50%	Mar-2038	[3]			20,000	20,166	20,122
	6.15%	Jan-2019			31,087			1,162

					31,087	20,000	20,166	21,284

Total Fannie Mae Securities					$31,087	$1,354,795	$1,361,235	$1,399,973

ANNUAL REPORT 2008	19

Schedule of Portfolio Investments December 31, 2008 (Dollars in thousands)

Freddie Mac Securities (15.8% of net assets)

	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value

Single Family	1.72%	Dec-2035-Apr-2036	$50,032	$50,004	$48,370
	3.76%	Jun-2033	2,120	2,113	2,089
	4.50%	Aug-2018-Oct-2033	22,326	22,280	22,754
	4.63%	Apr-2035	1,165	1,165	1,173
	4.65%	Jul-2035	1,511	1,505	1,537
	5.00%	Jan-2019-Jun-2038	111,284	108,736	114,009
	5.50%	Oct-2017-Jul-2038	198,668	196,357	203,705
	6.00%	Mar-2014-Feb-2038	85,788	87,470	88,700
	6.50%	Oct-2013-Nov-2037	23,588	23,988	24,549
	7.00%	Mar-2011-Mar-2030	1,223	1,201	1,259
	7.50%	Jul-2010-Apr-2031	1,052	1,035	1,089
	8.00%	Sep-2009-Feb-2030	385	377	402
	8.50%	Jun-2010-Jan-2025	385	388	411
	9.00%	Sep-2010-Mar-2025	151	151	163

			499,678	496,770	510,210

Multifamily[1]	5.42%	Apr-2016	10,000	9,920	9,056
	5.65%	Apr-2016	11,629	11,639	11,136
	8.00%	Feb-2009	827	821	828

			22,456	22,380	21,020

TBA[3]	5.00%	Dec-2038	15,000	15,143	15,260

Total Freddie Mac Securities			$537,134	$534,293	$546,490

Commercial Mortgage-Backed Securities1 (3.0% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value

Credit Suisse	5.10%	Aug-2038	$35,000	$34,120	$27,878
Lehman Brothers	5.16%	Feb-2031	19,500	19,138	14,653
Bear Stearns	5.41%	Dec-2040	17,000	16,703	13,522
Bear Stearns	5.47%	Jan-2045	10,000	10,052	7,361
Credit Suisse	5.61%	Feb-2039	25,000	25,170	19,307
Credit Suisse	5.70%	Sep-2040	20,000	20,098	13,531
Bear Stearns	5.74%	Sep-2042	10,000	10,054	7,620

Total Commercial Mortgage-Backed Securities			$136,500	$135,335	$103,872

20	AFL-CIO HOUSING INVESTMENT TRUST

Government-Sponsored Enterprise Securities
(0.8% of net assets)

Issuer	Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value

Freddie Mac	5.00%	Apr-2017	$25,000	$25,481	$28,359

State Housing Finance Agency Securities (0.9% of net assets)

	Issuer	Interest Rate	Maturity Date	Commitment Amount		Face Amount	Amortized Cost	Value

Multifamily[1]	MA Housing Finance Agency	4.20%	Jun-2010	$		$300	$301	$303
	MA Housing Finance Agency	5.25%	Dec-2048			2,500	2,500	1,786
	MA Housing Finance Agency	5.30%	Jun-2049			4,000	4,000	2,964
	MA Housing Finance Agency	5.40%	Dec-2049			2,000	2,005	1,508
	MA Housing Finance Agency	5.42%	Jun-2009			2,610	2,610	2,610
	MA Housing Finance Agency	5.69%	Nov-2018			7,760	7,767	7,677
	MA Housing Finance Agency	5.92%	Dec-2037			6,665	6,669	4,420
	MA Housing Finance Agency	6.50%	Dec-2039			755	759	713
	MA Housing Finance Agency	6.58%	Dec-2039			11,385	11,385	11,395

						37,975	37,996	33,376

Forward Commitments[1]	MA Housing Finance Agency	5.70%	Jun-2040		15,000	—	—	(3,004)
	MA Housing Finance Agency	6.70%	Jun-2040		12,235	—	—	(618)

					27,235	—	—	(3,622)

Total State Housing Finance Agency Securities					$27,235	$37,975	$37,996	$29,754

Other Multifamily Investments (0.5% of net assets)

Interest Rates[4]		Maturity Date	Commitment Amount	Face Amount	Amortized Cost	Value
Permanent	Construction

Multifamily Construction/Permanent Mortgages[1]
7.08%	N/A	Jan-2011	$813	$157	$156	$159
8.63%	N/A	Jun-2025	1,469	1,209	1,207	1,209
9.50%	N/A	Apr-2024	760	648	648	648

			3,042	2,014	2,011	2,016

Privately Insured Construction/Permanent Mortgages[1,5]
5.40%	N/A	Mar-2047	9,000	8,883	8,893	7,667
5.73%	N/A	Aug-2047	5,575	5,525	5,530	4,856
6.07%	N/A	Nov-2048	1,000	992	1,007	886
6.20%	N/A	Dec-2047	3,325	3,305	3,326	3,004

			18,900	18,705	18,756	16,413

Forward Commitments[1,5]
6.60%	N/A	Sep-2049	3,514	—	—	(441)

Total Other Multifamily Investments			$25,456	$20,719	$20,767	$17,988

ANNUAL REPORT 2008	21

Schedule of Portfolio Investments December 31, 2008 (Dollars in thousands)

United States Treasury Securities (3.4% of net assets)

Interest Rate	Maturity Date	Face Amount	Amortized Cost	Value

3.50%	Feb-2018	$35,000	$34,674	$38,756
4.00%	Aug-2018	20,000	20,077	23,100
4.50%	May-2038	40,000	45,309	54,600

Total United States Treasury Securities		$95,000	$100,060	$116,456

Total Investments		$3,442,863	$3,449,717	$3,491,675

[1]	Valued by the HIT’s management in accordance with the fair value procedures adopted by the HIT’s Board of Trustees.

[2]	Tax-exempt bonds collateralized by Ginnie Mae securities.

[3]	Represents to be announced (“TBA”) securities for which actual securities that will be delivered to fulfill the trade have not been designated.

[4]

Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier.

[5]	Loans insured by Ambac Assurance Corporation.

See accompanying Notes to Financial Statements.

22	AFL-CIO HOUSING INVESTMENT TRUST

Statement of Operations

For the Year Ended December 31, 2008 (Dollars in thousands)

Investment Income*		$192,815

Expenses

	Officer salaries and fringe benefits	2,842
	Other salaries and fringe benefits	6,999
	Legal fees	393
	Consulting fees	417
	Auditing, tax and accounting fees	321
	Insurance	324
	Marketing and sales promotion (12b-1)	306
	Investment management	675
	Trustee expenses	38
	Rental expenses	929
	General expenses	1,486

	Total Expenses	14,730

Net Investment Income		178,085

	Net realized gain on investments	22,522
	Net change in unrealized depreciation on investments	(21,683)

Realized and Unrealized Net Gain on Investments		839

Net Increase in Net Assets Resulting from Operations		$178,924

*Including forward commitments.

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2008	23

Statement of Changes in Net Assets

For the Years Ended December 31, 2008 and 2007 (Dollars in thousands)

	2008	2007
Increase in Net Assets From Operations

Net investment income	$178,085	$181,843
Net realized gain/(loss) on investments	22,522	(3,999)
Net change in unrealized (depreciation)/appreciation on investments	(21,683)	59,700

Net increase in net assets resulting from operations	178,924	237,544

Decrease in Net Assets From Distributions
Distributions paid to participants or reinvested from:
Net investment income	(180,299)	(184,203)

Net decrease in net assets from distributions	(180,299)	(184,203)

(Decrease)/Increase in Net Assets From Unit Transactions
Proceeds from the sale of units of participation	24,419	233,254
Dividend reinvestment of units of participation	158,864	160,893
Payments for redemption of units of participation	(431,078)	(336,394)

Net (decrease)/increase from unit transactions	(247,795)	57,753

Total (decrease)/increase in net assets	(249,170)	111,094

Net assets at beginning of period	$3,716,773	$3,605,679

Net assets at end of period	$3,467,603	$3,716,773

Distribution in excess of net investment income	$(2,965)	$(3,000)

Unit Information

Units sold	22,566	216,841
Distributions reinvested	146,668	149,106
Units redeemed	(400,621)	(312,524)

(Decrease)/Increase in Units Outstanding	(231,387)	53,423

See accompanying Notes to Financial Statements.

24	AFL-CIO HOUSING INVESTMENT TRUST

Notes to Financial Statements

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Statement of Additional Information and Prospectus.

Participation in the HIT is limited to eligible labor organizations and pension, welfare and retirement plans that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

INVESTMENT VALUATION

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of the month.

Portfolio securities for which market quotations are readily available (single family mortgage-backed securities, government-sponsored enterprise securities, and U.S. Treasury securities) are valued by an independent pricing service, published prices, market quotes and dealer bids.

Portfolio investments for which market quotations are not readily available (multifamily mortgage-backed securities, mortgage securities, commercial mortgage-backed securities, and construction mortgage securities and loans) are valued at their fair value determined in good faith under consistently applied procedures adopted by the Board of Trustees using dealer bids and discounted cash flow models. The respective cash flow models use market-based discount and prepayment rates developed for each investment category. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury note) adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and maturity to the security being valued as adjusted for other market considerations. On investments for which the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/ or unfunded, of the commitment. The HIT has retained an independent firm to determine the fair market value of such securities. In accordance with the procedures adopted by the Board of Trustees, the monthly third-party valuation is reviewed by the HIT staff to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., mortgage defaults). All such adjustments must be reviewed and reconciled with the independent valuation firm prior to incorporation in the NAV.

Short-term investments with remaining maturities of sixty days or less are valued on the basis of amortized cost, which approximates fair value. Cash and cash equivalents include overnight money market funds, which are also carried at cost.

The HIT adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective with the beginning of the HIT’s current fiscal year. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. FAS 157 also establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three levels of the fair value hierarchy under FAS 157 are described below:

ANNUAL REPORT 2008	25

Notes to Financial Statements

Level 1 – quoted prices in active markets for identical investment

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the HIT’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008, in valuing the HIT’s investments carried at value:

Valuation Inputs Dollars in thousands	Investments in Securities ($)	Other Financial Instruments*($)

Level 1 - Quoted Prices	$—	$—

Level 2 - Other Significant Observable Inputs	3,492,467	(2,676)

Level 3 - Significant Unobservable Inputs	1,884	—

Total	$3,494,351	$(2,676)

* Other financial instruments include forward commitments.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) as of December 31, 2008, was as follows:

Dollars in thousands	Investments in Securities ($)

Beginning balance, 12/31/07	$57,886

Net purchases (sales) and settlements	(31)

Accrued discounts (premiums)	(50)

Total realized and unrealized gain (loss)	—

Transfers in and/or out of Level 3	(55,921)

Ending balance, 12/31/08	$1,884

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the HIT’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the HIT’s financial statements.

DISTRIBUTIONS TO PARTICIPANTS

At the end of each calendar month, a pro rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end.

Participants redeeming their investments are paid their pro rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The HIT offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into HIT units of participation. Total reinvestment was approximately 88 percent of distributable income for the year ended December 31, 2008.

INVESTMENT TRANSACTIONS AND INCOME

For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12B-1 PLAN OF DISTRIBUTION

The Board of Trustees annually considers a 12b-1 Plan of Distribution to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year 2008, the HIT was authorized to pay 12b-1 expenses in an amount up to $600,000 or 0.05 percent of its average monthly net assets on an annualized basis, whichever is greater. During the year ended December 31, 2008, the HIT incurred approximately $306,000 of 12b-1 expenses.

26	AFL-CIO HOUSING INVESTMENT TRUST

Note 2. Investment Risks

INTEREST RATE RISK

As with any fixed-income investment, the market value of the HIT’s investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates of the investments. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio.

PREPAYMENT AND EXTENSION RISK

The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life, resulting in a lower return from the security. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life, resulting in a lower return from the security. When this occurs, the ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and change the value of the HIT’s portfolio.

Note 3. Transactions with Related Entities

During the year ended December 31, 2008, the HIT provided the time of certain personnel to the AFL-CIO Investment Trust Corporation (ITC), a District of Columbia not-for-profit corporation, on a cost-reimbursement basis. During the period, an employee of the HIT also served as an officer of the ITC. The total cost for such personnel and related expenses for the year ended December 31, 2008, amounted to approximately $338,000. During the year ended December 31, 2008, the HIT was reimbursed for approximately $322,000 of current year costs. As of December 31, 2008, approximately $16,000, representing a current balance, is included within the accounts receivable in the accompanying financial statements for amounts outstanding under the arrangement.

The ITC provided the time of certain personnel to the HIT on a cost-reimbursement basis. The total cost for such personnel and related expenses for the year ended December 31, 2008, was approximately $2,600. During the year ended December 31, 2008, the HIT paid the ITC approximately $1,700 of current costs.

Note 4. Commitments

Certain assets of the HIT are invested in short-term investments until they are required to fund purchase commitments for long-term investments. As of December 31, 2008, the HIT had outstanding unfunded purchase commitments of approximately $88.5 million. The HIT maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of December 31, 2008, the value of the publicly traded mortgage-backed securities maintained for the reserve in a segregated account was approximately $3.27 billion.

The commitment amounts disclosed on the Schedule of Portfolio Investments represent the original commitment amount, which includes both funded and unfunded commitments.

Note 5. Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the twelve months ended December 31, 2008, were $688.2 million and $252.7 million, respectively.

Note 6. Distributions

No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from U.S. generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment

ANNUAL REPORT 2008	27

Notes to Financial Statements

income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The tax character of distribution paid during 2008 and 2007 was as follows (dollars in thousands):

	2008	2007

Ordinary investment income	$180,299	$184,203

Total distributions paid to participants or reinvested	$180,299	$184,203

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows (dollars in thousands):

2008

Accumulated capital loss carryforward	$(7,332)

Unrealized appreciation	41,126

Other temporary differences	(2,964)

Total accumulated earnings	$30,830

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of deferred compensation plans.

Of the total accumulated capital loss carryforward of $7,332,000, $28,000 may be used to offset future capital gain recognized by the HIT through December 31, 2014, and $7,304,000 through December 31, 2015.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/ tax differences. These reclassifications are primarily due to the different book and tax treatment of paydowns. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2008, the HIT recorded the following permanent reclassifications (dollars in thousands):

2008

Accumulated net investment loss	$2,249

Accumulated net realized losses	(2,214)

Amount invested and reinvested by current participants	(35)

At December 31, 2008, the cost of investments for federal income tax purposes approximated book cost at amortized cost of $3,450,549,000. Net unrealized gain aggregated $41,126,000 at year-end, of which $104,605,000 related to appreciated investments and $63,479,000 related to depreciated investments.

Note 7. Retirement and Deferred Compensation Plans

The HIT participates in the AFL-CIO Staff Retirement Plan, which is a multiple employer defined benefit pension plan, covering substantially all employees. This plan was funded by employer contributions, at rates approximating 21.00 percent of employees’ salaries for the year ended December 31, 2008. The total HIT pension expense for the year ended December 31, 2008, was approximately $1,255,000.

The HIT also participates in a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100 percent of their total compensation or the applicable IRS limit. During 2008, the HIT is matching dollar for dollar the first $4,200 of each employee’s contributions. The HIT’s 401(k) contribution for the year ended December 31, 2008, was approximately $199,000.

Note 8. Loan Facility

The HIT has a $15 million uncommitted loan facility which expires on January 31, 2009. Under this facility, borrowings bear interest at a rate per annum which is equal to (a) one hundred (100) basis points in excess of the Federal Funds Rate, or (b) such other rate per annum as offered by the lender. The HIT had no outstanding balance under the facility during the period. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

28	AFL-CIO HOUSING INVESTMENT TRUST

Financial Highlights

Selected Per Share Data and Ratios for the Years Ended December 31 (Dollars in thousands)

Per Share Data	2008	2007	2006	2005	2004

Net asset value, beginning of period	$1,097.01	$1,081.27	$1,086.97	$1,110.61	$1,125.21
Income from investment operations:
Net investment income	53.64 *	52.72	53.55	50.08	48.63
Net realized and unrealized gains (losses) on investments	1.91	17.54	(4.60)	(21.25)	(2.38)
Total Income from Investment Operations	55.55	70.26	48.95	28.83	46.25

Less distributions from:
Net investment income	(54.08)	(54.52)	(54.65)	(52.47)	(49.10)
Net realized gains on investments	—	—	—	—	(11.75)

Total Distributions	(54.08)	(54.52)	(54.65)	(52.47)	(60.85)

Net Asset Value, End of Period	$1,098.48	$1,097.01	$1,081.27	$1,086.97	$1,110.61

Ratios

Ratio of expenses to average net assets	0.41%	0.41%	0.41%	0.37%	0.37%
Ratio of net investment income to average net assets	5.0%	5.0%	5.0%	4.5%	4.4%
Portfolio turnover rate	23.8%	42.1%	65.0%	68.4%	85.5%

Number of Outstanding Units at End of Period	3,156,720	3,388,107	3,334,684	3,290,698	3,300,858

Net Assets, End of Period (in thousands)	$3,467,603	$3,716,773	$3,605,679	$3,576,875	$3,665,950

Total Return	5.25%	6.70%	4.65%	2.64%	4.20%

*The average shares outstanding method has been applied for this per share information.

See accompanying Notes to Financial Statements.

ANNUAL REPORT 2008	29

Board of Trustees

Overall responsibility for the management of the AFL-CIO Housing Investment Trust, the establishment of policies and the oversight of activities is vested in its Board of Trustees. The list below provides the following information for each of the Trustees: name, age, address, term of office, length of time served, principal occupations during the past five years and other directorships held.* The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by placing a collect call directed to the Trust’s Investor Relations Office at (202) 331-8055.

Richard Ravitch,** age 75; 610 5th Avenue, Ste. 420, New York, NY 10020; Chairman of the Board; term commenced 1991, expires 2009; Principal, Ravitch Rice & Co. LLC; Director, Parsons, Brinckerhoff Inc.; formerly Co-Chair, Millennial Housing Commission; President and Chief Executive Officer, Player Relations Committee of Major League Baseball.

John J. Sweeney,** age 74; 815 16th Street, NW, Washington, DC 20006; Union Trustee; term commenced 1981, expires 2010; President, AFL-CIO.

Arlene Holt Baker, age 57; 815 16th Street, NW, Washington, DC 20006; Union Trustee; term commenced 2008, expires 2011; Executive Vice-President, AFL-CIO; formerly President, Voices for Working Families and Executive Assistant to the President, AFL-CIO.

Richard L. Trumka, age 59; 815 16th Street, NW, Washington, DC 20006; Union Trustee; term commenced 1995, expires 2011; Secretary-Treasurer, AFL-CIO.

Mark Ayers, age 60; 815 16th Street, NW, Suite 600, Washington, DC 20006; Union Trustee; term commenced 2008, expires 2009; President, Building and Construction Trades Department, AFL-CIO; formerly Director, IBEW Construction & Maintenance Division.

John J. Flynn, age 74; 1776 Eye Street, NW, Washington, DC 20006; Union Trustee; term commenced 2000, expires 2009; President, International Union of Bricklayers and Allied Craftworkers.

Stephen Frank, age 68; 8584 Via Avellino, Lake Worth, FL 33467; Management Trustee; term commenced 2003, expires 2009; retired; formerly Vice President and Chief Financial Officer, The Small Business Funding Corporation.

Frank Hurt, age 69; 10401 Connecticut Avenue, Kensington, MD 20895; Union Trustee; term commenced 1993, expires 2010; International President, Bakery, Confectionery & Tobacco Workers and Grain Millers International Union.

George Latimer, age 73; 1600 Grand Avenue, St. Paul, MN 55105; Management Trustee; term commenced 1996, expires 2011; Distinguished Visiting Professor of Urban Land Studies at Macalester College; Director, Identix Incorporated; formerly Director, Special Actions Office, Department of Housing and Urban Development.

Lindell K. Lee, age 66; 900 7th Street, NW, Washington, DC 2001; Union Trustee; term commenced 2008, expires 2009; International Secretary-Treasurer, International Brotherhood of Electrical Workers; formerly International Vice President, IBEW.

Jack Quinn, age 57; 121 Ellicott Street, Buffalo, NY 14203; Management Trustee; term commenced 2005, expires 2011; President, Erie Community College, State University of New York; Director, Kaiser Aluminum Corporation; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York.

Marlyn J. Spear, CFA, age 55; 500 Elm Grove Road, Elm Grove, WI 53122; Management Trustee; term commenced 1995, expires 2009; Chief Investment Officer, Building Trades United Pension Trust Fund (Milwaukee and Vicinity); Director, Baird Funds, Inc.

Tony Stanley,** age 75; 2221 Stonehaven Road, Port St. Lucie, FL 34952; Management Trustee; term commenced 1983, expires 2010; Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc.

James A. Williams, age 58; 1750 New York Avenue, NW, Washington, DC 20006; Union Trustee; term commenced 2005, expires 2011; General President, International Union of Painters and Allied Trades of the United States and Canada (IUPAT); formerly General Secretary-Treasurer, IUPAT.

* Only directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or a company registered as an investment company under the Investment Company Act of 1940, as amended, are listed.

** Executive Committee member.

30	AFL-CIO HOUSING INVESTMENT TRUST

Leadership

All officers of the Trust are located at 2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037.*

Stephen Coyle,† age 63; Chief Executive Officer, AFL-CIO Housing Investment Trust since 1992.

Helen R. Kanovsky,† age 57; Chief Operating Officer since 2002 and General Counsel since October 2008, AFL-CIO Housing Investment Trust; formerly Chief Operating Officer, AFL-CIO Investment Trust Corporation; Executive Vice President – Finance and Administration, AFL-CIO Housing Investment Trust; Chief of Staff for U.S. Senator John F. Kerry; General Counsel, AFL-CIO Housing Investment Trust.

Erica Khatchadourian,† age 41; Chief Financial Officer (position formerly titled Executive Vice President – Finance and Administration), AFL-CIO Housing Investment Trust since 2001; formerly Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust.

Chang Suh,† CFA, age 37; Executive Vice President and Chief Portfolio Manager, AFL-CIO Housing Investment Trust since January 2005; formerly Chief Portfolio Manager, Assistant Portfolio Manager and Senior Portfolio Analyst, AFL-CIO Housing Investment Trust.

Stephanie H. Wiggins,† age 43; Chief Investment Officer – Multifamily Finance, AFL-CIO Housing Investment Trust since 2001; formerly Director, Fannie Mae Finance, AFL-CIO Housing Investment Trust; Director, Prudential Mortgage Capital Company; Vice President/Multifamily Transaction Manager, WMF Capital Corporation.

Marcie Cohen, age 61; Senior Vice President and Director of Workforce Housing, AFL-CIO Housing Investment Trust since 2002; formerly Director of the New York Office, 2002-2004; Director of Development, AFL-CIO Housing Investment Trust.

Harpreet Peleg,† age 35; Controller, AFL-CIO Housing Investment Trust since 2005; formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation; Supervisor – Gas Settlements, PG&E National Energy Group; Financial Analyst, Goldman Sachs & Co.

Lesyllee White, age 46; Director of Marketing, AFL-CIO Housing Investment Trust since 2004; formerly Regional Marketing Director and Senior Marketing Associate, AFL-CIO Housing Investment Trust.

Christopher Kaiser,† age 44; Deputy General Counsel (since October 2008) and Chief Compliance Officer (since June 2007), AFL-CIO Housing Investment Trust; formerly Associate General Counsel, AFL-CIO Housing Investment Trust; Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission.

* No officer of the Trust serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended.

†Board-appointed officer. These officers are appointed annually to a term expiring December 31 of the year appointed, or until their respective successors are appointed and qualified.

ANNUAL REPORT 2008	31

AFL-CIO Housing Investment Trust

National Office
2401 Pennsylvania Avenue, NW, Suite 200
Washington, DC 20037
(202) 331-8055

New York City Office
Carol Nixon, Director
1270 Avenue of the Americas, Suite 210
New York, New York 10020
(212) 554-2750

Western Regional Office
Liz Diamond, Director
235 Montgomery Street, Suite 1001
San Francisco, California 94104
(415) 433-3044

Boston Office
Paul Barrett, Director
655 Summer Street
Boston, Massachusetts 02210
(617) 261-4444

Gulf Coast Revitalization Program
1100 Poydras Street, Suite 2870
New Orleans, Louisiana 70163
(504) 599-8750

Service Providers

Corporate Counsel
Bingham McCutchen LLP
Washington, DC

Securities Counsel
Wilmer Cutler Pickering Hale and Dorr LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
McLean, Virginia

Transfer Agent
PNC Global Investment Servicing
Wilmington, Delaware

Custodian
PFPC Trust Company
Philadelphia, Pennsylvania

Investors should consider the Trust’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the Trust by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the Trust’s website at
www.aflcio-hit.com. The prospectus should be read carefully before investing.

32	AFL-CIO HOUSING INVESTMENT TRUST

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW

Suite 200

Washington, DC 20037

Phone: 202-331-8055

www.aflcio-hit.com

Item 2. Code of Ethics.

(a)

The Trust has adopted a Code of Ethics to comply with Section 406 of the Sarbanes-Oxley Act of 2002, as of December 31, 2008. This Code of Ethics applies to the Trust’s principal executive officer, principal financial officer, and principal accounting officer or controller or persons performing similar functions.

(b)	For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

	(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

	(3)	Compliance with applicable governmental laws, rules, and regulations;

	(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

	(5)	Accountability for adherence to the code.

(c)	There have been no amendments granted to the Trust’s Code of Ethics during the period covered by the Report.

(d)	There have been no waivers granted from any provision of the Trust’s Code of Ethics during the period covered by the Report.

(e)	Not applicable.

(f)	(1)	A copy of the Trust’s Code of Ethics is filed herewith as an Exhibit pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	(1)

The Trust’s Board of Trustees has determined that Marlyn Spear and Stephen Frank possess the attributes to qualify as audit committee financial experts and has designated Ms. Spear and Mr. Frank as the Audit Committee’s financial experts.

	(2)	Ms. Spear and Mr. Frank are both are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit fees.

The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $286,000 for the fiscal year ended December 31, 2008.

The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $261,000 for the fiscal year ended December 31, 2007.

(b)	Audit-related fees.

The aggregate fees billed by the Registrant’s independent auditors for services relating to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2008. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2008. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for services relating to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the Registrant’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(c)	Tax fees.

The aggregate fees billed by the Registrant’s independent auditors for tax-related services provided to the Registrant were $0 for the fiscal year ended December 31, 2008. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for tax-related services provided to the Registrant’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2008. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for tax-related services provided to the Registrant were $0 for the fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Registrant’s independent auditors for tax-related services provided to the Registrant’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d)	All other fees.

The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $10,000 for the fiscal year ended December 31, 2008. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant’s independent auditors to the Registrant’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2008. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $9,000 for the fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant’s independent auditors to the Registrant’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant’s fiscal year ended December 31, 2007. The percentage of these fees relating to services approved by the Registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e)	(1)

The Charter of the Trust’s Audit Committee provides that the Audit Committee shall review and, if appropriate, approve in advance all audit and non-audit services (as such term may be from time to time defined in the Securities Exchange Act of 1934, as amended) to be provided to the Trust by the Trust’s independent auditor; provided, however, that the Audit Committee shall only approve the following non-audit services: tax preparation and the Association for Investment Management Research (AIMR) Level 2 Compliance Review. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by a majority of the audit committee members at a special meeting called for such purposes or by unanimous written consent. The Audit Committee’s Charter does not permit waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount.

(2) No percentage of the services included in (b)-(d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	For the most recent fiscal year, less than 50% of the hours expended by the Trust’s principal accountant were performed by persons other than the accountant’s full-time permanent employees.

(g)	The Trust’s accountant performed no non-audit services for the Trust’s investment adviser during each of the last two fiscal years.

(h)	Not applicable. The Trust’s accountant performed no non-audit services for the Trust’s investment adviser during each of the last two fiscal years.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Trust last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101) or this Item 10.

Item 11. Controls and Procedures.

(a)

The Trust’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), are effective to ensure that material information relating to the Trust is made known to them by appropriate persons, based on their evaluation of such controls and procedures as of December 31, 2008.

(b)

There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Trust’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	The Trust’s Code of Ethics applicable to its principal executive officer, principal financial officer, and principal accounting officer or persons performing similar functions is attached hereto.

	(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

	(3)	Not Applicable.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the AFL-CIO Housing Investment Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By:	/s/ Stephen Coyle

Stephen Coyle
Chief Executive Officer

Date: March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the AFL-CIO Housing Investment Trust and in the capacities and on the dates indicated.

/s/ Stephen Coyle

Stephen Coyle Chief Executive Officer (Principal Executive Officer)

Date: March 6, 2009

/s/ Erica Khatchadourian

Erica Khatchadourian Chief Financial Officer (Principal Financial Officer)

Date: March 3, 2009